SECURITIES AND EXCHANGE COMMISSION

                                               WASHINGTON, D.C.  20549


                                                      FORM 8-K

                                                   CURRENT REPORT


                                       Pursuant to Section 13 or 15(d) of the
                                           Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                March 17, 2000
                                                  ----------------------------


                             Fritz Companies, Inc.
                          (Exact name of registrant as spcified in its charter)



         Delaware                0-20548                         94-3083515
(State or other jurisdiction    (Commission File               (IRS Employer
      of incorporation)           Number)                   Identification No.)



706 Mission Street, San Francisco, California                          94103
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code              (415) 904-8360



                                  Inapplicable
          (Former name or former address if changed since last report)

Item 5.  Other Events

                  On August 20, 1999 the Company entered into an agreement with Federal Express Corporation to amend the existing U.S. Customs Brokerage Service Agreement dated August 25, 1998. A copy of the amended agreement is attached as Exhibit 1.

Item 7.  Financial Statement and Exhibits

                  (c)      See the attached Exhibit Index.

                                                     SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                     FRITZ COMPANIES, INC.



                                                     By
                                                       /s/  Lynn C. Fritz
                                      Chairman of the Board and Chief Executive
                                          Officer (Principal Executive Officer)


Dated: March 17, 2000

                                                      EXHIBIT INDEX

Number                     Exhibit                                         Page

1    Federal Express Amended U.S. Customs Brokerage Service Agreement
                       dated August 20, 1999.                                 5

                                                        Contract No. 99-0239-001

                     AMENDMENT

         This is an Amendment to the U.S. Customs Brokerage Service Agreement ("Agreement") dated August 25th, 1998 and entered into by and between Federal Express Corporation ("Federal") and Fritz Companies, Inc. ("Contractor").

         The Agreement is hereby amended as follows:


         RECITALS: Clause 1, Line 3: The word "and" between the words "Consignment" and "Carrier" is hereby deleted.


1.       TERM
         Paragraph (a): The term for each Location under this Agreement as stated in Appendix F shall be changed to the following termination dates:

         Oakland: August 31, 2005
         Anchorage: February 28, 2006
         Memphis: September 1, 2007

         Paragraph  (b): In Line 3 change the notice period from 180 days to two
(2) years written notice. In Line 6 change the 120 day notice period to a one hundred and eighty (180) days notice period. In Line 7 delete the words
"recently   terminated  Location"  and  replace  them  with  "recent  notice  of termination". In addition, add the following paragraph at the end of this paragraph: "Even though either Party may terminate any Location under this Agreement, the Parties agree that the last Location to be terminated by either Party shall be the Memphis Location. Federal also agrees that in the event that it exercises its termination rights on any Location, Federal shall additionally reimburse Contractor for all of its reasonable out-of-pocket expenses incurred by Contractor in the closure of such Location that are mutually agreed upon by Federal and Contractor."


2.       SERVICES
         Paragraph c: In Line 9, delete this last sentence and replace it with the following: "Federal shall provide additional offsite space at its expense to facilitate increased volumes and services upon mutual agreement by Contractor and Federal."


         3.      PAYMENT FOR SERVICES
         Add the following Paragraph (b) at the end of this clause: "(b) Any and all charges for "Payment for Services", "Broker Performance Incentive" and "Mass Exceptions" as defined in this Agreement, shall be invoiced to Federal within thirty (30) days of the services being provided or the expenses being incurred by the Contractor. All services and expenses must be approved in writing by the Customs Brokerage Administration. No retroactive reimbursement will occur beyond these thirty (30) days."


         4.      PAYMENTS OF DUTIES/TAXES
         Paragraph (b), Part (iii),  is deleted and replaced with the following:
"(iii) Any invoices which Federal rejects for lack of proper documentation the Parties shall mutually agree on the cause of such reject, correct the rejected invoice within 7 calendar days and thereafter Contractor shall resubmit such invoice to Federal for payment within 7 calendar days of making the correction."

         Paragraph (g), Line 2: "(15) business days" has been changed t "(15) calendar days".

         Paragraph (f), Line 2: "set forth above in 4 (b) (iii)" has been changed to "set forth above in 4".

         Paragraph (f), Line 6: "(30) business days" has been changed t "(30) calendar days".


11.      INDEMNIFICATION
         In Line 10 at the end of paragraph (a), add the following sentence: "In consideration for Federal allowing Contractor to have access to its electronic communication system to provide Services under this Agreement, Contractor agrees to hold harmless, but not indemnify, Federal for any loss or damage caused to Contractor caused by the operational failure of Federal's electronic communication system."

         In Line 10 of paragraph (b) delete the words "any procedural operations that are directed by Federal and for which Contractor has provided written notice to Federal that such operation may violate provisions of applicable law or regulations" and replace with "any procedural operations that are directed by Federal and for which Contractor has provided written notice to Federal that such operations may be inconsistent with the advice of Contractor".


14.      RIGHT OF AUDIT AND DOCUMENTATION
         Add the following Paragraph (e) at the end of this clause: "(e) Contractor shall report monthly all direct expenditures incurred by it in connection with its performance of the Services hereunder that are made to businesses that are minority or women-owned. All such reports shall be sent to the Federal Express Corporation Diverse Supplier Development Department at 3131 Democrat Road, Memphis, TN 38132."


16.      WARRANTY AND PERFORMANCE DELIVERABLES
         Add the following Paragraph (b) at the end of this clause: "(b) The Parties agree that Contractor's performance of the Services will be measured on an annual basis (or if deemed necessary by Federal, on a semi-annual basis) in accordance with the Supplier Scorecard in the form attached hereto as Exhibit G. Contractor will be provided with a copy of the Supplier Scorecard and the parties will need to discuss measures to address any areas noted for improvement on the scorecard."


         23.                  NOTICES
         In the "If to Federal" clause change the titles of the notify party from "Sr. Manager" to "Managing Director".


        EXHIBIT B
         The Parties have agreed to revised pricing to replace the original pricing in the Agreement. This revised pricing is attached hereto as Exhibit B along with an additional gainsharing agreement between the Parties. All references to discounted rates tied to the on time arrival of the largest flights have been eliminated from the proposed pricing.


        EXHIBIT E
         Change the title from "SELECTION AND MINIMUM SPECIFICATION FOR EMPLOYEES" to "SELECTION AND MINIMUM SPECIFICATION FOR EMPLOYEES BASED ON FEDERAL's PREMISES".

        Except as to this specific Amendment, all other Articles, terms, conditions and covenants of said Agreement shall continue in full force and effect.



Federal Express Corporation           Fritz Companies, Inc.

     BY:  /s/ Gerald P. Leary            BY:  /s/ Lynn C. Fritz

TITLE: Vice President  GTS          TITLE:  Chairman and Chief Exeuctive Officer

DATE: August 20, 1999                                    DATE:  August 20, 1999



                                                        EXHIBIT B

                                                     to that certain

                                                    Services Agreement

                                                         between

                                               Federal Express Corporation
                                                       ("Federal")

                                                           and
                                                  Fritz Companies, Inc.
                                                      ("Contractor")

Term for this Location: Commence as of the date of this Agreement and shall expire per the locations and dates as set forth in Exhibit F by location.

                    Price List For Customs Clearance Services for all locations


                                      FORMAL ENTRIES
1) Formal/Live/Ouota Entries (l, 2)
        From          1 -   100 Entries per day               $      27.05   ea.
        From          1 -   200 Entries per day               $      27.05   ea.
        From          1 -   300 Entries per day               $      26.55   ea.
        From          1 -   400 Entries per day               $      26.55   ea.
        From          1 -   500 Entries per day               $      26.30   ea.
        From          1 -   600 Entries per day               $      26.05   ea.
        From          1 -   700 Entries per day               $      25.80   ea.
        From          1 -   800 Entries per day               $      25.55   ea.
        From          1 -   900 Entries per day               $      25.30   ea.
        From          1 -   1000 Entries per day              $      25.05   ea.
        From          1 -   1100 Entries per day              $      25.05   ea.
        From          1 -   1200 Entries per day              $      24.80   ea.
        From          1 -   1300 Entries per day              $      24.80   ea.
        From          1 -   1400 Entries per day              $      24.55   ea.
        From          1 -   1500 Entries per day              $      24.55   ea.
        From          1 -   1600 Entries per day              $      24.30   ea.
        From          1 -   1700 Entries per day              $      24.05   ea.
        From          1 -   1800 Entries per day              $      24.05   ea.
        From          1 -   1900 Entries per day              $      23.80   ea.
        From          1 -   2000 and over Entries per day     $      23.80   ea.

2) Caged or Detained Shipment Surcharge -
   Requiring Formal Entry (1,2,3,4)                           $      40.00   ea.


3) Consolidated Formal Entries/Customer
   Specific Shipments (2)                                     $      25.50   ea.

   Additional lnvoices/AWB on Consolidated Formal Entries     $       2.90   ea.


                                                     INFORMAL ENTRIES
4) Informal Entries (l, 2)
        From          1 -    100 Entries per day              $      12.75   ea.
        From          1 -    200 Entries per day              $      12.75   ea.
        From          1-     300 Entries per day              $      12.50   ea.
        From          1 -    400 Entries per day              $      12.00   ea.
        From1 -       500 Entries per day                     $      12.00   ea.
        From1 -             600 Entries per day               $      11.50   ea.
                                                INFORMAL ENTRIES CONTINUED

        From 1 -      700 Entries per day                    $      11.50    ea.
        From          1 -    800 Entries per day             $      11.00    ea.
        From 1 -      900 Entries per day                    $      11.00    ea.
        From 1-       1000 Entries per day                   $      10.50    ea.
        From          1 -   1100 Entries per day             $      10.50    ea.
        From          1 -   1200 Entries per day             $      10.25    ea.
        From          1 -   1300 Entries per day             $      10.25    ea.
        From          1 -   1400 Entries per day             $      10.00    ea.
        From          1 -   1500 Entries per day             $      10.00    ea.
        From 1 -      1600 Entries per day                   $       9.75    ea.
        From          1 -   1700 Entries per day             $       9.75    ea.
        From          1 -   1800 Entries per day             $       9.50    ea.
        From          1 -   1900 Entries per day             $       9.50    ea.
        From1 -       2000 and over Entries per day          $       9.50   ea.

5) Caged or Detained Shipment Surcharge - Requiring Informal Entry (1,2,3,4)              $      40.00   ea.
   -------------------------------------------------------------------------

6) Consolidated Informal Entries - Non Customer Specific (2)                              $      24.45   ea.
   ---------------------------------------------------------
        Each additional AWB line item                                                     $       1.70   ea.


                                                      OTHER ENTRIES

7) Customer Service Surcharge (3, 4)
        a) Direct with Federal's Clients and Shippers                                     $       9.35   ea.
        b) Delay Notification (CDN)                                                       $       6.75   ea.

8)  Section 321 Entries (2,3,5)                                                           $       2.40   ea.
    ---------------------------

9)  Caged or Detained Shipment Surcharge - Requiring Section 321 Entry (2,3,4)            $      40.00   ea.
    --------------------------------------------------------------------------

10) Customized Process Accounts (CPA) (6)                                            Applicable Entry Fee (s), plus
    -------------------------------------
                                                                             Applicable Category Fee(s) listed below

      Category 1)   Use of Proprietary System/Database                                    $       9.25    per entry

      Category 2)   Customized Broker System and/or HTSUS PC                              $       2.25    per entry
                    Database-PARTS reference

      Category 3)   Extensive research/supplemental documentation                         $       4.25    per entry
                    (Trademark letters, Copyright, Licensing, Radiation Declarations)

      Category 4)   Elevated levels of communication required                             $       8.50    per entry
                    a)  Verification Handling (Pre- and Post-clearance)
                    b)  IPD freight movement coordination with Federal's OPS
                    c)  Special monitoring requests (shipper/consignee/carrier)

      Category 5)   Special Data Entry (Landed Cost Reports, Customized 7501              $       4.25    per entry
                    and other various customer reporting)

      Extra Harmonized Tariff Classifications - CPA (over 4 per entry-NO CAP)(13)         $       3.30    per line

      BMW additional Fee (7)                                                              $      49.00    per entry



                                                 OTHER ENTRIES CONTINUED

11) TIB Entries (8)                                                                       $      85.00    ea.
    ---------------

12) Liquor Entries (9)                                                                    $      65.00    ea.
    ------------------

13) Transportation Entries (10)                                                           $      45.00    ea.
    ---------------------------

14) Federal Express Corporate Entries (11)                                                $      50.00    ea.
    --------------------------------------

15) Protest Fees
      a) Customer Requested                                                               $      75.00    ea.
      b) Federal Express Requested                                                        $      40.00    ea.

16) Food and Drug Administration Shipment Processing
      a) FDA Shipment (OASIS Processing)                                                  $       3.00    ea.
      b) FDA Single 701 Manual Processing                                                 $       3.00    ea.
      c) FDA Disclaims                                                                    $       1.00    ea.

17) Department of Defense Entries (l2)                                                    $      42.50    ea.
    ----------------------------------

18) Extra Harmonized Tariff Classifications -Non CPA (l3)                                 $       1.10    ea.
    -----------------------------------------------------

19) U.S. Fish and Wildlife (14)
      a) Processing and Filing of U.S. Wildlife Form 3177 (First 5 Items)                 $      10.00    ea.
      b) Additional Items over 5                                                          $       2.50    ea.

20) Marking/Mutilation of' "Sample" Merchandise (15)                                      $      10.00    per piece

21) Mass Exception Overtime Rate                                                          $      32.50    per hour

22) PRECEDE Support Fees-Per Month
              a) Hong Kong                                                                $     5,000.00 per person
              b) London                                                                   $     5,510.00 per person



                                                   NOTES TO PRICE LIST

The fees listed are based on present service requirements and daily volume projections as outlined by Federal and also if U.S. Customs informal entry threshold does not increase above $2,500.

Contractor effects U.S. Customs clearance and release of shipments with:

o        One or more Special Customs or Commercial Invoice on Entry Summary
o        One to Four U.S. Customs Tariff Classifications
o        One Air Waybill per invoice on Entry Summary
o All necessary documents on hand, signed and correctly completed (i.e., Visas, Export Licenses, TSCA and Textile Declarations, Import Licenses, if required, unless the same can be obtained Post Entry, created by Contractor or maintained in blanket form.)

The quoted fees are predicated on Contractor receiving manifest information electronically from Federal.

As discussed, the fees include technical support.

Entry summary transactions exceeding One Thousand Dollars ($1,000) (duties and taxes) will be invoiced within three (3) business days as specified in Section 4, except where Federal or Federal's client has requested a review of the entry prior to payment of duties or requires other special handling.

                                              NOTES TO PRICE LIST CONTINUED

When Federal is listed as the importer of record (which shall occur only if specifically requested by the Consignee of a shipment) and duties exceed $5,000.00, Federal shall remit payment directly to US Customs.

It is understood and agreed that the price and rates set forth in this Agreement presume and are premised upon the regulations, procedures and requirements as of the date of this Agreement.

Given Federal's time and service commitments and the necessity to make sort 100% of the time and Contractor's commitment to achieving same, the following shall apply: Federal shall provide Contractor with additional incentives at the compensation levels indicated in the "Broker Performance Standards". Contractor will re-imburse Federal for any and all service deficiencies as determined under the "Broker Performance Standards", at the rates indicated in those standards. Contractor must submit all proof necessary for Federal's payment of any incentives determined to be payable to Contractor. This proof shall be submitted with Contractor's monthly service billing. The incentives payout is not an accruable amount. The performance incentives/disincentives are separate and apart from all other fees and minimums and only applies to locations where we employ a performance incentive program.

These standards need to be completed and in place upon contract signing.

All payments to be made to Contractor's Memphis location.

                                               NOTES TO PRICE LIST ENTRIES

(1) Formal and Informal Entries - Prices are Not Tiered. Total Formal or total Informal volumes will be used to determine one price for each type of entry.

(2) Entry volumes for each category includes all Dutiable, Free, Live/Quota, Entries if applicable. It does not include Caged or Detained Shipments requiring additional handling/processing but does include CPA entries.

(3) Caged or Detained Shipment Surcharge - are calculated based on a Flat Fee per entry. Does not include the Customer Service Fee which covers a separate service excluding the Customs Entry.

(4) Customer Service Surcharge - Includes all Cages, POPS, Preventative or Proactive. Implementation is currently authorized by Federal's Customs Brokerage Administration/Memphis Managing Director. Responsibilities will include customer contact to notify Customers of shipment delays and to rectify those regulatory deficiencies which lead to a detention and caging of U.S. inbound shipments. Also responsible for obtaining regulatory information, updating Federal's COSMOS System, and eventual release of shipments.

(5) Section 321 Entries-Only applies to those shipments involving a Floor/Document Review.

(6) Customized Process Accounts (CPA) - To be applied to all Entries designated by Customs Brokerage Administration as CPA. Multiple Categories may apply to individual accounts/shipments/entries. In those cases Contractor will invoice Federal the applicable entry fee plus each applicable Category Fee.

(7) BMW, Philips, and GAP entries will carry maximum CPA category fees 1 through 5.

(8) TIB Entries - Includes Initial Entry, Tracking and Export Entry. Not including the cost of the Surety Bond.

(9) Liquor Entries - Requires the Importer's Bond, Import Permit, and Label Approval. May also require approval from Federal's Legal Department.

(10)Transportation Entries - IT's, T&E's, IE's.

(11)Federal Express Corporate Entries - Non-Express Shipments Only. This fee applies to any U.S. port of entry, but does not apply to shipments moving through Federal's express revenue system. Overtime services are not included in flat fee.

                                          NOTES TO PRICE LIST ENTRIES CONTINUED

(12) Department of Defense Entries - Includes the Initial Filing for DSCAR Certification.

(13) Extra Harmonized Tariff Classifications - Over 4 per Entry with no maximum per entry.

(14) U.S. Fish and Wildlife - These are additional and are not included in the Entry Fees listed.

(15)Marking/Mutilation of "Sample Merchandise" - Must be pre-approved in writing by Federal's Customs Brokerage Administration.



                                                        EXHIBIT F

                                                     to that certain

                                                    Services Agreement

                                                         between

                                               Federal Express Corporation
                                                       ("Federal")

                                                           and
                                                  Fritz Companies, Inc.
                                                      ("Contractor")

                                                   LOCATIONS AND TERMS

Federal shall advance Contractor a sum, listed below by location, which is to be applied against the monthly amount invoiced to Federal under Section 3 and Exhibit B.

The  Monthly  Minimum  is to be  mutually  reviewed  every six  months to ensure
Contractor  will  be  able  to  maintain   consistent  staffing  and  equipment,
regardless of operational fluctuations. Contractor agrees to mutually adjust the
Monthly  Minimum  to  reflect  operational  modifications  or other  changes  in
Contractor's  responsibilities.  Adjustments  to the  Monthly  Minimum  will  be proportional to volume, operational or regulatory changes.

Location                       Monthly Advance                 Monthly Minimum                   Expiration Date
1) Memphis, TN                     $500.000.00                      $750,000.00                   September 1, 2007

2) Anchorage, AK                   $350,000.00                      $550,000.00                   February 28, 2006

3) Oakland, CA                      $75,000.00                      $100,000.00                    August 31, 2005




                                            FedEx Tier Supplier Payment Report
                                            Report Period Ending ____________



Direct Supplier

FedEx Supplier #____________________________________          FedEx Contact (s) #
--------------------------------------------
Company Name:_____________________________________            FedEx Supply Chain
Specialist___________________________________
Address____________________________________________           Product/Service
-----------------------------------------------
City/State/Zip Code___________________________________                 Reporting Period Sales to FedEx $
-------------------------------
Telephone # (       ) ___________________________________              Reporting Period Purchases From M/WBE Suppliers $
--------------
Fax Number (       ) ___________________________________               Tier MBE Purchasing Goals _____________%/$
--------------------
Contact Person/Title __________________________________                Tier WBE Purchasing Goals _____________%/$
--------------------
                                                                                Gov't Contractor ____YES ____No.
SF294/295 Reporting _____Y_____N
Tier/Subcontract Supplier Information
---------------------------------------------- ------------------- -------------------------- --------------------------------
Supplier Name/Address/Phone               Class Code         Product/Service        Tier Payment                Y-T-D Total





















Revised by Business Services
7/27/99                            Total Payment to Tier/Subcontract Suppliers     $


       Please mail or fax report to the following address by the 10th of the month following the end of each month Federal Express-Strategic Sourcing
                                   Business Services
                                             2600 Nonconnah Blvd., Suite 307
                                                  Memphis, TN 38132-1911
                                                   Fax # (901) 224-3218
                                                     Attn: Bob Hurst


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